UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2010

Chemtura Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15339 (Commission file number)	52-2183153 (IRS employer identification number)

1818 Market Street, Suite 3700, Philadelphia, Pennsylvania 199 Benson Road, Middlebury, Connecticut (Address of principal executive offices)		19103 06749 (Zip Code)

(203) 573-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

As previously disclosed, on March 18, 2009, Chemtura Corporation (“Chemtura”) and 26 of its U.S. subsidiaries (collectively, with Chemtura, the “U.S. Debtors”) filed voluntary petitions for relief, and on August 8, 2010, Chemtura Canada Co./Cie (“Chemtura Canada,” and, collectively with the U.S. Debtors, the “Debtors”) filed a voluntary petition for relief (collectively, the “Chapter 11 cases”) under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  On August 11, 2010, Chemtura Canada commenced ancillary recognition proceedings under Part IV of the Companies’ Creditors Arrangement Act (the “CCAA”) in the Ontario Superior Court of Justice, Ontario, Canada (the “Canadian Court”).  On August 5, 2010, the Debtors filed with the Bankruptcy Court the solicitation version of their joint plan of reorganization and accompanying disclosure statement (as amended, supplemented or modified, the “Disclosure Statement”). The Bankruptcy Court approved the Disclosure Statement on August 5, 2010.  On September 2, 2010, Chemtura filed a supplement to the plan of reorganization with the Bankruptcy Court, as contemplated by the Plan (as amended, supplemented or modified, the “Plan Supplement”).  On October 21, 2010, the Bankruptcy Court entered a bench decision approving confirmation, and on October 29, 2010, the Debtors filed the confirmation version of their joint plan of reorganization (as amended, supplemented or modified, the “Plan”).  On November 3, 2010, the Bankruptcy Court entered a written order confirming the Plan (the "Confirmation Order").  A request for recognition of the Confirmation Order was filed in the Canadian Court in order to fulfill a condition to effectiveness of the Plan so that Chemtura Canada can emerge from its proceedings at the same time as the U.S. Debtors.  That request was granted by order entered on November 3, 2010.  On November 10, 2010 (the “Effective Date”), the Debtors substantially consummated their reorganization through a series of transactions contemplated by the Plan and the Plan became effective.

Chemtura is furnishing the "Questions and Answers Regarding Confirmation and Effectiveness of Joint Plan of Reorganization" attached hereto as Exhibit 99.1 to provide updated information with respect to distributions under the Plan.  The attached is not intended to amend or supersede the Disclosure Statement or any other document filed in the chapter 11 cases.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Questions and Answers Regarding Confirmation and Effectiveness of Joint Plan of Reorganization.

Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation
By: /s/ Billie S. Flaherty Name: Billie S. Flaherty Title: SVP, General Counsel & Secretary

Date:	November 12, 2010

Exhibit Number	Exhibit Description
99.1	Questions and Answers Regarding Confirmation and Effectiveness of Joint Plan of Reorganization.